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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             -----------------------

       Date of Report (Date of earliest event reported): February 9, 2004


                         NCO PORTFOLIO MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-32403                 23-3005839
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                      1804 Washington Blvd., Department 200
                            Baltimore, Maryland 21230
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          (Address of principal executive offices, including zip code)


                                 (443) 263-3020
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              (Registrant's telephone number, including area code)


                                 Not applicable
          -----------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7. Financial Statements and Exhibits

     (a)   Financial Statements of Businesses Acquired

     Not Applicable

     (b)   Pro Forma Financial Information

     Not Applicable

     (c)   Exhibits

     The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated February 9, 2004.


ITEM 9. Regulation FD Disclosures and
ITEM 12.  Results of Operations and Financial Condition

On February 9, 2004, NCO Portfolio Management, Inc. issued a press release commenting on the completion of its fourth quarter 2003 results and providing guidance for the first quarter of 2004. A copy of this press release appears as
Exhibit 99.1 to this report and is herein incorporated by reference.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NCO Portfolio Management, Inc.



Date: February 11, 2004                       RICHARD J. PALMER
                                              --------------------------
                                              Richard J. Palmer
                                              Senior Vice President, Finance and
                                              Chief Financial Officer












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